Summary Prospectus September 30, 2011

PNC High Yield Bond Fund

Class A – PAHBX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income along with capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 58 and in the "Additional Purchase and Redemption Information" section on page 53 of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	0.01%[2]
Other Expenses	0.92%
Shareholder Servicing Fees	0.25%
Other[5]	0.67%
Total Annual Fund Operating Expenses[3,5]	1.43%
Fee Waiver and Expense Reimbursement[4]	-0.41%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[4]	1.02%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 30, 2012, at which time the Board will determine whether to renew, revise or discontinue it.

3  Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

4  The Fund's investment adviser ("Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.01%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage, commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 30, 2012, at which time the Fund's investment adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within three years after the Adviser's own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

5  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$549	$862	$1,196	$2,140

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

Summary Prospectus 1 of 4 PNC High Yield Bond Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to provide a high level of current income along with capital appreciation. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The term "high yield" is generally understood to describe debt securities that are rated below investment grade ("junk bonds"). The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest in foreign securities, including securities of issuers in emerging markets.

In buying and selling securities for the Fund, PNC Capital Advisors, LLC (the "Adviser") considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit Risk. The possibility that the issuer of a security, or counterparty, will not be able to make payments of interest and principal when due or will default completely. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations.

Foreign Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

High Yield Bond Risk. Debt securities that are rated below investment grade ("junk bonds") may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. Investments in junk bonds involve a greater risk of default or price declines than investments in investment grade securities. Junk bonds are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Interest Rate Risk. An investment in fixed income securities and money market instruments is subject to interest rate risk. The market value of fixed income securities will change as interest rates go up and down. The Fund's yield could decline due to falling interest rates and the market prices of the Fund's fixed income investments could decline due to an increase in market interest rates.

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Typically, the market value of the Fund's investments in fixed income securities will be more volatile during periods of widening credit spreads.

Prepayment/Extension Risk. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_430/Overview.fs or by calling 1-800-622-FUND (3863).

Summary Prospectus 2 of 4 PNC High Yield Bond Fund

Calendar Year Total Returns

Best Quarter	21.58%	(6/30/09)
Worst Quarter	-0.42%	(3/31/09)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2011 was 4.37%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)

	1 Year	Since Inception (4/29/08)
Class A Shares
Returns Before Taxes	8.38%	6.29%
Returns After Taxes on Distributions[1]	0.79%	1.33%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	6.48%	2.58%
Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	15.12%	11.27%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Andrew D. Harding	3	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	2	Senior Portfolio Manager

Kenneth F. Karwowski, CFA	3	Portfolio Manager

Mark A. Lozina, CFA	3	Senior Portfolio Manager

Sean T. Rhoderick, CFA	2	Senior Portfolio Manager

TAX INFORMATION

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains. However, this will not be the case if you invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

Shares cannot be purchased on days when the Federal Reserve is closed, but otherwise you may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A and Class C Shares; and

•  The minimum initial investment for shares purchased through a Systematic Investment Program ("SIP") is $50 for Class A and Class C Shares.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount, unless shares are purchased through a SIP; and

•  Shares purchased through a SIP have a $50 minimum subsequent investment requirement.

A Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Summary Prospectus 3 of 4 PNC High Yield Bond Fund

PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-FIHYA-0911